Exhibit 99.1

SALE PURCHASE AGREEMENT

entered into by and among

Lars Schlichting, via Medi 7, 6932 Breganzona, Switzerland

(“Seller”)

and

Arax Holdings Corp., 1600-B SW Dash Point Road 1068, Federal Way WA98023, United States

(“Buyer”)

(Buyer and Sellers collectively the “Parties”).

relating to

Cilandro SA, a public limited by shares company registered under Swiss law, in Via Pioda 9, 6900 Lugano, Switzerland, enrolled in the commercial register with the No. CHE- 348.730.452348.730.452.

(“Company”)

on

04 May 2023 (’Closing Date”)

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BACKGROUND

(A)	The Seller is a natural person active in different blockchain projects and owner of 100% of the Company.

(B)	The Buyer is a holding company that invests in development of blockchain-based software and wishes to use its technology platform for the exchange of cryptocurrencies.

(C)	The Buyer wishes the Seller to remain as director in the Company and to support it with his knowledge.

(D)	Thus the Seller has agreed to sell, and the Buyer has agreed to buy the Shares (as defined below) subject to and on the terms and conditions of this agreement as set out below:

(E)	The Seller is a Director of the Company and will continue to provide operational oversight, including regulatory compliance through its own firm.

(F)	The Seller will continue the process of guiding the Company in its application for upgrading its current licensing to Fintech and DLT status.

AGREEMENT

1.	INTERPRETATION

1.1	The definitions and rules of interpretation in this clause apply to this agreement.

Buyer: the entity on the first page of this agreement.

Buyers Shares: shall mean the shares of the Buyer as listed on the OTC Markets exchange (OTCBB) with its ticker ARAT.

Company: the target entity on the first page of this agreement.

Completion: completion of the sale and purchase of the Shares in accordance with this agreement.

Completion Date: fifteen business days after the Closing Date of this agreement.

Encumbrance: means any mortgage, charge, security interest, lien, pledge, assignment by way of security, equity claim, right of preemption, option, covenant, restriction, reservation, lease, trust, order, decree, judgement, title defect (including retention of title claim), conflicting claim of ownership or any other encumbrance of any nature whatsoever (whether or not perfected) other than liens arising by operation of law.

Losses: shall have the meaning set forth in par. 7.1 below.

Purchase Price: the purchase price for the Shares to be paid by the Buyer to the Seller in accordance with Article 3.

Seller: the entity on the first page of this agreement.

Shares: shall mean 1’000’000 (one million) shares with par value of CHF 0.10 each representing 100% (one hundred percent) of the Company’s outstanding corporate capital.

1.2	Clause and schedule headings do not affect the interpretation of this agreement.

1.3	A reference to a clause or a schedule is a reference to a clause of, or schedule to this agreement. A reference to a paragraph is to a paragraph of the relevant schedule, and a reference to an appendix is to an appendix to this agreement.

1.4	A reference to a person includes a corporate or unincorporated body.

1.5	Words in the singular include the plural, and words in the plural include the singular.

1.6	Writing or written includes e-mail.

1.7	Where the words include(s), including or in particular, are used in this agreement, they are deemed to have the words “without limitation” following them.

1.8	References to this agreement include this agreement as amended or varied in accordance with its terms.

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2.	SALE AND PURCHASE

(a)           Upon the terms and subject to the conditions of this agreement, the Seller hereby respectively agree to sell and transfer to the Buyer, and the Buyer agree to purchase from Seller the Shares, in each case, free of any Encumbrance and with full title of guarantee, together with all rights that attach (or may in the future attach) to them including, in particular, the right to receive all dividends and distributions declared, made or paid on or after the Closing Date of this agreement, in consideration for the Purchase Price.

3.	CONSIDERATION

(b)           The Purchase Price payable by the Buyer to the Seller for the Shares is CHF 50’000 (fifty thousand), and 110’000 (one hundred and ten thousand) Buyers Shares, which the parties acknowledge as being the fair value of the Shares on an arm’s length basis. The CHF 50’000 (fifty thousand) is payable to the seller on or before 31 December 2023.

(c)           The Buyer will provide the Seller with a convertible note in the amount of USD 58’000 (fifty-eight thousand), a maturity date of 31 December 2023, as security for the CHF 50’000 (fifty thousand) payment due to the Seller on or before 31 December 2023.

4.	CLOSING CONDITIONS

(d)           The Completion can only take place after the competent self-regulatory body has approved the transfer of the Shares.

5.	COMPLETION

5.1	At Completion, the Seller shall deliver or cause to be delivered to the Buyer the original share certificates (if issued) representing the Shares, duly endorsed by the Seller to the order of the Buyer or to register the Buyer in the shareholder register of the Company.

5.2	The Seller will remain as a Director of the Company and will continue to provide operational oversight on an ongoing basis under a separate agreement between the Buyer and the Seller, under the condition of the signature of a D&O assurance.

5.3	The Seller will provide through its company compliance and regulatory oversight on an ongoing basis to be managed under a separate agreement between the Buyer and the Seller’s company.

6.	REPRESENTATIONS AND WARRANTIES OF THE SELLER

6.1	The Seller hereby represents to the Buyer and gives to it the warranties set forth in this par. 6 with respect to themselves, the Shares and the Company (the “Seller’ Representation and Warranties”). The Seller declares that the Seller’s Representations and Warranties set forth in this par. 6 are true, complete, accurate, correct and not misleading at the Closing Date of this Agreement, and as of and through the Closing Date, unless otherwise indicated, as if they had been given on either such date.

6.2	Without limiting the generality of the foregoing, the Seller makes no representation and give no warranty to the Buyer with respect to financial projections, budgets or management analyses and to the future profitability and financial performance of the Company or the performance of its stock. The Buyer is aware that the revenue of the Company is limited.Capacity: the Seller represents and warrants to the Buyer that:

(a)	this Agreement has been duly executed and delivered by the Seller and constitutes valid and binding obligations of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, re-organization, insolvency, or other laws generally affecting the enforcement of creditors’ rights.

6.3	Title: the Seller represents and warrants to the Buyer that:

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(a)	the Seller is the legal and beneficial owner of the Shares of the Company, which are validly issued, fully paid up, free and clear of any encumbrances; and

(b)	the Seller has full right, power, and authority to sell the Shares in accordance with the terms of this Agreement.

1.2	Incorporation and authorisations: the Seller represents and warrants to the Buyer that:

(a)	the Company is a company limited by shares duly organized, validly existing, and in good standing under the laws of Switzerland; and

(a)	the Company has the corporate power and authority to own and operate the assets that it owns, and to carry on its business as now conducted.

1.3	Corporate capital: the Seller represents and warrants to the Buyer that:

(a)	the corporate capital of the Company amounts to CHF 100’000 (one hundred thousand Swiss francs), is liberated in measure of CHF 50’000 (fifty thousand Swiss francs), is duly authorized and validly issued; and

(b)	there are no outstanding: (a) options, warrants, or other rights to purchase any capital stock of the Company; (b) securities convertible into or exchangeable for shares of the Company; or (c) other commitments of any kind for the issuance of additional shares, warrants, convertible or exchangeable bonds, financial instruments, or other securities or any rights relating to the corporate capital of the Company.

1.2	Financial statements and accounting matters: the Seller represents and warrants to the Buyer that:

(a)	the statutory financial statements of the Company as of and for the year ended December 31, 2022, attached hereto as Annex 1 (the “Financial Statements 2022”), have been prepared in accordance with the Accounting Principles;

(b)	That the Company does not have other debts and that for any debt rising before the Closing Date there is a proper provision.

(b)	there are no facts or circumstances (including subsequent events) as of the Closing Date of this Agreement which would, individually or in the aggregate, require a change to the Financial Statements or cause a reduction of the net assets of the Company if such facts or circumstances had been known at the time when such financial statements or reports were prepared.

1.2	Tax and social security: the Seller represents and warrants to the Buyer that the Company:

(a)	has drawn up and timely filed or will file on a timely basis with the appropriate authorities all compulsory tax and social security returns;

(c)	has made all payments and/or withholdings due with respect to taxes and social security matters due and payable or made adequate provision for the payment of all taxes to be due and payable according to any applicable provision of law (including direct taxes and VAT); and

(d)	has not received any assessment, injunction, request for payment or other communication from any tax or social security authority that are still pending; none of the tax returns with respect to the Company are currently being audited or examined by any tax authority.

1.2	Labour relations: the Seller represents and warrants to the Buyer that the Company did not have any employees and that all relationships with former employees are concluded with no claim due to the employees.

1.3	Contracts and obligations: the Seller represents and warrants to the Buyer that:

(a)	except for contracts related to the ordinary course of business of the Company, there are no other contracts, oral or written, between the Company and or any of its business counterparties, the performance of which would result in a future outlay for the Company exceeding the amount of CHF 5’000 (five thousand); and

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(b)	neither the Company nor the Seller entered into any obligation or engagement concerning the Company or the Company’s assets which is not booked in the Financial Statements and there are in particular no pledges, engagements or burdens whatsoever concerning the Company’s assets which are not duly reflected in the Financial Statements of the Company and in the respective annexes and enclosure and/or which the Sellers is – or should be - aware of.

(c)	as of the Closing Date of this Agreement, to the Seller’s knowledge, the Company is not in breach of any contracts to which it is bound.

1.4	Passive litigation: the Seller represents and warrants to the Buyer that the Company is not engaged in any arbitration, judicial or administrative proceedings initiated by any third party.

1.5	Compliance with laws: the Seller represents and warrants to the Buyer that the Company has not received any written notice of alleged material violation of any applicable laws or regulations.

1.6	Disclosure: the Seller represents and warrants that the copies of documents in the annexes to this Agreement and all other information given by the Seller to the Buyer or to its advisers before or during the negotiations leading to this Agreement are true, accurate and not misleading in all material respects. All facts concerning the Company which were requested by the Buyer have been fully and fairly disclosed to the Buyer.

2.	SELLER’ INDEMNIFICATION OBLIGATIONS

2.1	Subject to the exclusions and limitations set forth in par. 8 below or elsewhere in this Agreement, the Seller agrees to hold the Buyer harmless and indemnified from and against any actual damage or loss actually suffered or incurred by the Buyer which is a direct and actual consequence of the breach of any of the Seller’s Representations and Warranties, directly deriving from facts or circumstances occurring before the Closing Date, even if the loss arose after such date (the “Losses”).

3.	EXCLUSIONS AND LIMITATIONS

3.1	The Losses shall not include any loss of expected income or revenues by the Company or the Buyer, or any indirect or consequential damage.

3.2	Any indemnification due by the Seller hereunder shall become payable within the limitations set forth in this par. 8, only when the relevant third-party claim has become final or enforceable, and such enforceability has not been suspended.

3.3	The Buyer acknowledges that it has had the opportunity to conduct due diligence and investigation with respect to the Company, and in no event shall the Seller have any liability to the Buyer with respect to a breach of representation, warranty or covenant under this Agreement to the extent that the Buyer knew of such fact as of the Closing Date.

3.4	The Seller’s indemnification obligation under this Agreement shall be effective only when: (i) the amount of any single Loss exceeds the amount of CHF 1’000 (one thousand); and (ii) the cumulative amount of Losses actually giving right to indemnification to the Buyer pursuant to this Agreement exceeds in the aggregate the amount of CHF 3’000 (three thousand), provided that, if said threshold is exceeded, the Seller shall be liable to pay the full amount.

3.5	In no event the cumulative amount payable by the Seller to the Buyer by way of an indemnification or any other grounds pursuant to this Agreement or otherwise shall exceed the amount of CHF 50’000.

3.6	The Seller’s Representations and Warranties shall expire on the date that is 1 (one) year after the Closing Date, apart from claims related to tax issues that shall expire 12 (twelve) months after the expiry of any applicable statute of limitation.

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3.7	The amount due by the Seller under par. 7 above with reference to a request for indemnification shall be off-set or reduced by any amount that the Buyer or the Company has received from any third party (including insurers) with reference to the matter which is the subject of the request for indemnification, net of the ’s or the Company’s reasonable costs and expenses incurred in obtaining such payment, including those incurred in connection with litigation required therefor. The Buyer commits himself to make any notification or to cause any notification to be made to his insurers and/or the Company’s insurers in order to allow the payment of insurance indemnities in relation to a potential or actual Loss.

3.8	The Buyer will not be entitled to indemnification:

(a)	for Losses for which the Company has made provisions or reserves accounted for in the Financial Statements to the extent of such provisions or reserves; and

(b)	in relation to Losses or amounts which were already indemnified or paid in accordance with this Agreement.

3.9	Notwithstanding any other provision of this par. 8, the Buyer may not assert any claim against the Seller for indemnification to the extent that such claim would arise from, or be increased as a result of, any unexpected change in applicable laws or regulations or in the interpretation of any existing laws or regulations or the issuance of any new law or regulation since the Closing Date.

3.10	The Parties agree that the remedies which the Buyer may have against the Seller for any breach of obligations under or in connection with this Agreement are solely governed by this Agreement, and the remedies of the Buyer provided for by this Agreement shall be the exclusive remedies available to the Buyer. Apart from the rights of the Buyer explicitly set forth in this Agreement and to the extent permitted by law, any rights or claims of the Buyer for withdrawal from or challenge of this Agreement or any other release from this Agreement or payment of damages are excluded and expressly waived by the Buyer.

4.	INDEMNIFICATION PROCEDURE

4.1	Without prejudice for the exclusions and limitations set forth in par. 7 above, the Buyer’s rights in respect of Losses shall be subject to the following provisions.

4.2	The Buyer agrees to provide the Seller with written notice of any fact which may result in the Buyer’s suffering a Loss for indemnification of which the Seller may be held liable under this Agreement (the “Notice of Claim”), setting forth in reasonable detail the claim which it intends to make (the “Claim”) and the provisions of the Agreement that the Buyer assume to be breached, together with all available documentation which may be necessary for the purposes of enabling the Seller to be informed and take all appropriate actions in respect of the Loss subject of the Claim. The Notice of Claim shall be dispatched, upon penalty of forfeiture, promptly after knowledge thereof and in all events by and not later than 20 (twenty) Business Days after such knowledge.

4.3	Failure by the Seller to reply in writing to a Notice of Claim within 20 (twenty) Business Days of receipt thereof shall be deemed as rejection by the Seller of the Claim set forth in the Notice of Claim. In such a case, the Buyer shall be entitled to start the judicial proceedings pursuant to par. 14 below, and the obligation of the Seller to pay any indemnification thereunder could rise exclusively out of a final decision of a competent court, provided that such a decision is no more subject to appeal.

5.	BUYER’S REPRESENTATIONS AND WARRANTIES

5.1	The Buyer hereby makes to the Sellers the representations and gives them the warranties set forth in this par. 9 with respect to himself (the “Buyer’s Representations and Warranties”). The Buyer declares that the Buyer’s Representations and Warranties set forth in this par. 9 are true, complete, accurate, correct and not misleading at the Closing Date of this Agreement, and as of and through the Closing Date, unless otherwise indicated, as if they had been given on either such date.

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5.2	The Buyer represents and warrants to the Seller that:

(a)	it has all requisite power and authority to enter into and perform this Agreement in accordance with its terms and the other documents referred to in it;

(b)	the entering into this Agreement, and the performance of the obligations contemplated herein, by the Buyer, do not: (i) violate any law or regulation applicable to the Buyer; or (ii) violate any undertaking or contractual provision by which the Buyer is bound;

(c)	the execution of this Agreement and the consummation by the Buyer of the transactions contemplated herein does not require any filings with, or approval or other authorization by, any public or governmental authority, national or supranational; and

(d)	the Buyer is not insolvent within the meaning of any insolvency legislation applicable to it.

6.	BUYER’S INDEMNIFICATION OBLIGATIONS

6.1	The Buyer shall indemnify and hold the Seller harmless for and against any loss, damage, cost or expense incurred or suffered by the Seller which would not have been so incurred and/or suffered if the Buyer’s Representations and Warranties had been true, correct and accurate.

6.2	The indemnification procedure provided for in par. 8 shall apply mutatis mutandis to any claim by the Seller of any indemnification right against the Buyer indemnifiable pursuant to par. 10.1 above, provided, however, for the sake of clarity, that the exclusions and limitations set forth in par. 7 above shall not apply.

7.	FURTHER ASSURANCE

(e)           Each Party shall (at its own expense) promptly execute and deliver all such documents, and do all such things, or procure the execution of documents and doing of such things as are required to give full effect to this agreement and the transaction intended to be effected pursuant to it.

8.	WHOLE AGREEMENT

(f)           This agreement constitutes the whole agreement and understanding of the parties and supersedes any previous arrangements, understanding or agreement between the parties relating to the subject matter of this agreement.

9.	VARIATION AND WAIVER

9.1	Any variation of this agreement must be in writing and signed by or on behalf of the parties.

9.2	Any waiver of any right under this agreement is only effective if it is in writing, and it applies only to the party to whom the waiver is addressed and to the circumstances for which it is given.

9.3	No failure to exercise or delay in exercising any right or remedy provided under this agreement or by law constitutes a waiver of such right or remedy, nor shall it prevent any future exercise or enforcement thereof.

9.4	No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy or other rights or remedies.

10.	SEVERABILITY

10.1	If any provision of this agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, that provision shall be ineffective to the extent of such illegality, invalidity or unenforceability but the other provisions shall remain in force.

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10.2	If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted, the provision shall apply with the minimum modification necessary to make it legal, valid and enforceable.

11.	COUNTERPARTS

This agreement may be executed in any number of counterparts and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

12.	GOVERNING LAW AND JURISDICTION

12.1	This agreement and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the substantive laws of Switzerland.

12.2	The parties irrevocably agree that the competent courts of Lugano, Switzerland have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non-contractual disputes or claims).

This agreement has been entered into on the Closing Date stated at the beginning of it.

* * *

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Seller

Name:	Lars	Schlichting

Signature:	5/4/2023

Buyer

Name:	Arax Holding Corp. for:

Name:	Michael	Loubser
CEO

Signature:	5/4/2023

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Note: May 04, 2023

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL SUM REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL SUM AND ACCRUED INTEREST SET FORTH BELOW.

10% CONVERTIBLE PROMISSORY NOTE

OF

ARAX HOLDING CORP.

Issuance Date: May 04, 2023

Total Face Value of Note: $58,000

THIS NOTE is a duly authorized Convertible Promissory Note of Arax Holding Corp. a corporation duly organized and existing under the laws of the State of Nevada (the “Company”), designated as the Company's 10% Convertible Promissory Note due December 31, 2023 (“Maturity Date”) in the principal amount of $58,000 (the “Note”).

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of Lars Schlichting or its registered assigns or successors-in-interest (the “Holder”) the Principal Sum of $58,000 (the “Principal Sum”) and to pay interest on the principal balance hereof at an amount equivalent to 10% of the Principal Sum, to the extent such Principal Sum and interest and any other interest, fees, liquidated damages and/or items due to Holder herein have been repaid or converted into the Company's Common Stock (the “Common Stock”), in accordance with the terms hereof. The sum of $58,000 shall be remitted and delivered to the Company,

In addition to the interest referenced above, and in the Event of Default pursuant to Section 2(a), additional interest will accrue from the date of the Event of Default at the rate equal to the lower of 18% per annum or the highest rate permitted by law (the “Default Rate”).

This Note will become effective only upon the execution by both parties, including the execution of Exhibits B and C (the “Effective Date”).

This Note may be prepaid by the Company, in whole or in part.

Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day. If the Note is in default, per Section 2.00 below, the Company may not prepay the Note without written consent of the Holder.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Conversion Price” shall be equal to $1.0000 for each common share of the Company common shares If the Company is placed on “chilled” status with the Depository Trust Company (“DTC”), the discount shall be increased by 10%, i.e., from 20% to 30%, until such chill is remedied. If the Company is not Deposits and Withdrawal at Custodian (“DWAC”) eligible through their Transfer Agent and DTC’s Fast Automated Securities Transfer (“FAST”) system, the discount will be increased by 5%, i.e ., from 20% to 25%,. In the case of both, the discount shall be a cumulative increase of 15%, i.e., from 20% to 35%. Any default of this Note not remedied within the applicable cure period will result in a permanent additional 10% increase, i.e ., from 20% to 30%, in addition to any other discount, as provided above, to the Conversion Price discount.

(a)         “Principal Amount” shall refer to the sum of (i) the original principal amount of this Note (including the original issue discount, prorated if the Note has not been funded in full), (ii) all guaranteed and other accrued but unpaid interest hereunder, (iii) any fees due hereunder, (iv) liquidated damages, and (v) any default payments owing under the Note, in each case previously paid or added to the Principal Amount.

“Principal Market” shall refer to the primary exchange on which the Company’s common stock is traded or quoted.

“Trading Day” shall mean a day on which there is trading or quoting for any security on the Principal Market.

“Underlying Shares” means the shares of common stock into which the Note is convertible (including interest, fees, liquidated damages and/or principal payments in common stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 2.         Section 1.00 Conversion.

(a)      Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, and after 2 days from the effective date, the Holder shall have the right, at the Holder's sole option, at any time, and from time to time to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock as per the Conversion Formula. The date of any conversion notice (“Conversion Notice”) hereunder shall be referred to herein as the “Conversion Date”.

(i)       (b)       Stock Certificates or DWAC. The Company will deliver to the Holder, or Holder’s authorized designee, no later than 2 Trading Days after the Conversion Date, a certificate or certificates (which certificate(s) may contain restrictive legends and trading restrictions if the shares of Common Stock underlying the portion of the Note being converted are eligible under a resale exemption pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) of the Securities Act of 1933, as amended) representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in DTC’s FAST program, the Company shall instead use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with DTC through its DWAC program (provided that the same time periods herein as for stock certificates shall apply).

(ii)     (c)        Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be made without charge to the Holder for any issuance fee, transfer tax, legal opinion and related charges, postage/mailing charge or any other expense with respect to the issuance of such Common Stock. Company shall pay all Transfer Agent fees incurred from the issuance of the Common Stock to Holder, as well as any and all other fees and charges required by the Transfer Agent as a condition to effectuate such issuance. Any such fees or charges, as noted in this Section that are paid by the Holder (whether from the Company’s delays, outright refusal to pay, or otherwise), will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

(iii)    (d)        Delivery Timeline. If the Company fails to deliver to the Holder such certificate or certificates (or shares through the DWAC program) pursuant to this Section (free of any restrictions on transfer or legends, if eligible) prior to 3 Trading Days after the Conversion Date, the Company shall pay to the Holder as liquidated damages an amount equal to $2,000 per day, until such certificate or certificates are delivered. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder’s actual damages and costs resulting from a failure to deliver the Common Stock and the inclusion herein of any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. Such liquidated damages will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

(b)      (e)         Reservation of Underlying Securities. The Company covenants that it will at all times reserve and keep available for Holder, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, the number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 1, but without regard to any ownership limitations contained herein) upon the conversion of this Note (consisting of the Principal Amount) to Common Stock (the “Required Reserve”). The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid, non-assessable and freely-tradable (if eligible). If the amount of shares on reserve in Holder’s name at the Company’s transfer agent for this Note shall drop below the Required Reserve, the Company will, within 2 Trading Days of notification from Holder, instruct the transfer agent to increase the number of shares so that the Required Reserve is met. In the event that the Company does not instruct the transfer agent to increase the number of shares so that the Required Reserve is met, the Holder will be allowed, if applicable, to provide this instruction as per the terms of the Irrevocable Transfer Agent Instructions attached to this Note. The Company agrees that the maintenance of the Required Reserve is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

(c)      The Company agrees that this is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

(d)      (f)         Conversion Limitation. The Holder will not submit a conversion to the Company that would result in the Holder owning more than 9.99% of the then total outstanding shares of the Company (“Restricted Ownership Percentage”).

(g)      Conversion Delays. If the Company fails to deliver shares in accordance with the timeframe stated in Section 1.00(b), the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares. The rescinded conversion amount will be returned to the Principal Sum with the rescinded conversion shares returned to the Company, under the expectation that any returned conversion amounts will tack back to the Effective Date.

(h)      Shorting and Hedging. Holder may not engage in any “shorting” or “hedging” transaction(s) in the Common Stock prior to conversion.

(i)       Conversion Right Unconditional. If the Holder shall provide a Conversion Notice as provided herein, the Company's obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

Section 3.         Section 2.00   Defaults and Remedies.

(a)      (a)         Events of Default. An “Event of Default” is: (i) a default in payment of any amount due hereunder which default continues for more than 5 Trading Days after the due date; (ii) a default in the timely issuance of underlying shares upon and in accordance with terms of Section 1.00, which default continues for 2 Trading Days after the Company has failed to issue shares or deliver stock certificates within the 3rd Trading Day following the Conversion Date; (iii) failure by the Company for 3 days after notice has been received by the Company to comply with any material provision of this Note; (iv) failure of the Company to remain compliant with DTC, thus incurring a “chilled” status with DTC; (v) if the Company is subject to any Bankruptcy Event; (vi) any failure of the Company to satisfy its “filing” obligations under Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates; (vii) any failure of the Company to provide the Holder with information related to its corporate structure including, but not limited to, the number of authorized and outstanding shares, public float, etc. within 1 Trading Day of request by Holder; (viii) failure by the Company to maintain the Required Reserve in accordance with the terms of Section 1.00(e); (ix) failure of Company’s Common Stock to maintain a closing bid price in its Principal Market for more than 3 consecutive Trading Days; (x) any delisting from a Principal Market for any reason; (xi) failure by Company to pay any of its Transfer Agent fees in excess of $2,000 or to maintain a Transfer Agent of record; (xii) failure by Company to notify Holder of a change in Transfer Agent within 24 hours of such change; (xiii) any trading suspension imposed by the Securities and Exchange Commission (“SEC”) under Sections 12(j) or 12(k) of the 1934 Act; or (xiv) failure by the Company to meet all requirements necessary to satisfy the availability of Rule 144 to the Holder or its assigns, including but not limited to the timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website.

(b)      Remedies. If an event of default occurs, the outstanding Principal Amount of this Note owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable in cash at the “Mandatory Default Amount”. The Mandatory Default Amount means 110% of the outstanding Principal Amount of this Note. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, this Note shall accrue additional interest, in addition to the Note’s “guaranteed” interest, at a rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Finally, commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, an additional permanent 10% increase to the Conversion Price discount will go into effect. In connection with such acceleration described herein, the Holder need not provide, and the Issuer hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the note until such time, if any, as the Holder receives full payment pursuant to this Section 2.00(b). No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit the Holder's right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

Section 4.         Section 3.00 General.

a)	Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

b)	Assignment, Etc. The Holder may assign or transfer this Note to any transferee at its sole discretion. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

c)	Funding Window. The Company agrees that it will not enter into a convertible debt financing transaction, including any “3(a)9” or “3(a)10” debt exchanges, with any party other than the Holder for a period of 5 Trading Days following the Effective Date. The Company agrees that this is a material term of this Note and any breach of this will result in a default of the Note.

d)	Intentionally deleted.

e)	Intentionally deleted.

f)	Governing Law; Jurisdiction.

i)	Governing Law. This Note will be governed by and construed in accordance with the laws of the state of California without regard to any conflicts of laws or provisions thereof that would otherwise require the application of the law of any other jurisdiction.

ii)	Jurisdiction and Venue. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties shall be brought only in the state courts of California or in the federal courts located in Los Angeles County, California.

iii)	No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

iv)	Delivery of Process by the Holder to the Company. In the event of an action or proceeding by the Holder against the Company, and only by the Holder against the Company, service of copies of summons and/or complaint and/or any other process that may be served in any such action or proceeding may be made by the Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known attorney as set forth in its most recent SEC filing.

v)	Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

g)	No Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act of 1933, as amended, on the basis of being a “bad actor” as that term is established in the September 13, 2013 Small Entity Compliance Guide published by the SEC.

h)	Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates any applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal, fees, liquidated damages or interest on this

[Signature Page to Follow.]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed on the day and in the year first above written.

ARAX HOLDING CORP.

By:

Name:	Christopher Strachan

Title:	Chief Financial Officer

Email:	chris@arax.cc

Mailing Address: 1600 SW Dash Point Rd SW #1068 Federal way, WA 98023

This Convertible Promissory Note of May 04, 2023 is accepted this 5/4/2023 by

By:
Name: Lars Schlichting
Title: N/A

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of that certain $58,000 Convertible Promissory Note identified as the Note)

DATE: ________________ FROM:     Lars Schlichting

Re:	$58,000 Convertible Promissory Note (this “Note”) originally issued by Arax Holding Corp., a Nevada corporation, to Lars Schlichtingon May 04, 2023.

The undersigned on behalf of Lars Schlichting, hereby elects to convert $_______________________ of the aggregate outstanding Principal Sum (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.0001 par value per share, of Arax Holding Corp. (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in this Note.

Conversion information:

Date to Effect Conversion

Aggregate Principal Sum of Note Being Converted

Aggregate Interest on Amount Being Converted

Remaining Principal Balance

Number of Shares of Common Stock to be Issued

Applicable Conversion Price

Signature

Name

Address

EXHIBIT B

WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

ARAX HOLDING CORP.

The undersigned, being directors of Arax Holding Corp., a Nevada corporation (the “Company”), acting pursuant to the Bylaws of the Corporation, do hereby consent to, approve and adopt the following preamble and resolutions:

Convertible Note with   Lars Schlichting

The board of directors of the Company has reviewed and authorized the following documents relating to the issuance of a Convertible Promissory Note in the amount of $58,000 with Lars Schlichting

The documents agreed to and dated May 04, 2023 are as follows:

10% Convertible Promissory Note of Arax Holding Corp.

Irrevocable Transfer Agent Instructions

Certificate of Corporate Secretary

IN WITNESS WHEREOF, the undersigned member(s) of the board of the Company executed this unanimous written consent as of May 04, 2023.

By: Michael P. Loubser	By: Christopher D. Strachan
Its: CEO	Its: CFO

By: Ockert C. Loubser	By: Rastislav Vasicka
Its: COO	Its: CTO

EXHIBIT C

CERTIFICATE OF CORPORATE SECRETARY OF

ARAX HOLDING CORP.

(Two Pages)

The undersigned, Christopher Strachan is the duly elected Corporate Secretary of Arax Holding Corp., a Nevada corporation (the “Company”).

I hereby warrant and represent that I have undertaken a complete and thorough review of the Company’s corporate and financial books and records, including, but not limited to, the Company’s records relating to the following:

(A)	The issuance of that certain convertible promissory note dated May 04, 2023 (the “Note Issuance Date”) issued to Lars Schlichting (the “Holder”) in the stated original principal amount of $58,000 (the “Note”);

(B)	The Company’s Board of Directors duly approved the issuance of the Note to the Holder;

(C)	The Company has not received and does not contemplate receiving any new consideration from any persons in connection with any later conversion of the Note and the issuance of the Company’s Common Stock upon any said conversion;

(D)	To my best knowledge and after completing the aforementioned review of the Company’s stockholder and corporate records, I am able to certify that the Holder (and the persons affiliated with the Holder) are not officers, directors, or directly or indirectly, ten percent (10.00%) or more stockholders of the Company and none of said persons has had any such status in the one hundred (100) days immediately preceding the date of this Certificate;

(E)	The Company’s Board of Directors have approved duly adopted resolutions approving the Irrevocable Instructions to the Company’s Stock Transfer Agent dated May 04, 2023;

(F)	I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be “affiliates,” as that term is defined in Rule 144(a)(1) of the Securities Act of 1933, as amended.

(G)	I understand that all of the representations set forth in this Certificate will be relied upon by counsel to Lars Schlichtingin connection with the preparation of a legal opinion.

I hereby affix my signature to this Certificate and hereby confirm the accuracy of the statements made herein.

Signed:		Date:	5/4/2023
Name:	Christopher D. Strachan	Title: CFO

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